EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No 333-121594, 333-43718, 333-70376, 333-130503, 333-130504 and
333-130506) of CorVu Corporation and subsidiaries of our report dated July 25, 2006, which appears on page 15 of this annual report on Form 10-KSB for the year ended June 30, 2006.

                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP

Minneapolis, Minnesota
September 13, 2006